UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 10, 2014 (April 10, 2014)

Date of Report (Date of earliest event reported)

Caesars Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-36207	46-2672999
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 10, 2014, Caesars Acquisition Company (“CAC”) announced the intent of its wholly-owned subsidiaries, Caesars Growth Properties Holdings, LLC (“CGPH LLC”) and Caesars Growth Properties Finance, Inc., to offer, through a private placement, $675 million aggregate principal amount of second-priority senior secured notes due 2022 (the “Notes”). The offering is subject to market and other conditions, and may not occur as described or at all.

The Notes are being offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes will not be initially registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

This Current Report on Form 8-K contains “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. CGPH LLC has based these forward-looking statements on their current expectations about future events. Further, statements that include words such as “may,” “will,” “project,” “might,” “expect,” “believe,” “anticipate,” “intend,” “could,” “would,” “estimate,” “continue,” or “pursue,” or the negative of these words or other words or expressions of similar meaning may identify forward-looking statements. These forward-looking statements are found at various places throughout this filing. These forward-looking statements, including, without limitation, those relating to future actions, new projects, strategies, future performance, the outcome of contingencies such as legal proceedings, and future financial results, wherever they occur in this filing, are necessarily estimates reflecting the best judgment of CGPH LLC’s management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These forward-looking statements should, therefore, be considered in light of various important factors set forth below and in this filing.

Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include without limitation:

•	CGPH LLC’s and its subsidiaries’ ability to satisfy the conditions to releasing the proceeds of the offering of the Notes from escrow, if applicable;

•	the impact of CGPH LLC’s and its subsidiaries’ substantial indebtedness and the restrictions in their debt agreements upon the consummation of the previously announced acquisition by Caesars Growth Partners, LLC, the indirect parent of CGPH LLC (“Caesars Growth Partners”), of Bally’s Las Vegas, The Cromwell (f/k/a Bill’s Gamblin’ Hall & Saloon), The Quad and Harrah’s New Orleans from Caesars Entertainment Operating Company, Inc. (“CEOC”) and its subsidiaries (the “Transactions”);

•	CGPH LLC’s and its subsidiaries’ dependence on CEOC and its subsidiaries for services pursuant to a management services agreement among CEOC, CAC and Growth Partners, services pursuant to the property management agreements related to the properties to be acquired by CGPH LLC and its subsidiaries in the Transactions, access to intellectual property rights, the Total Rewards® loyalty program, CEOC’s customer database and other services, rights and information;

•	the effects of a default by Caesars Entertainment Corporation (“Caesars Entertainment”) and its subsidiaries, including CEOC, on certain debt obligations;

•	CGPH LLC’s and its subsidiaries’ ability to use Caesars Entertainment’s customer-tracking, customer loyalty and yield-management programs to continue to increase customer loyalty and same-store or hotel sales;

•	CGPH LLC’s and its subsidiaries’ dependence on the management of Caesars Entertainment and CAC, the managers of CGPH LLC’s and its subsidiaries’ properties and, upon its implementation, Caesars Entertainment Services, LLC (“Services, LLC”);

•	the adverse effects if Caesars Entertainment or any of its subsidiaries, including CEOC, were to file for bankruptcy;

•	the implementation of Services, LLC is subject to regulatory and other approvals, which may be delayed or which we may not receive;

•	the effects of competition, including locations of competitors, competition for new licenses and operating and market competition;

•	construction factors, including delays, increased costs of labor and materials, availability of labor and materials, zoning issues, environmental restrictions, soil and water conditions, weather and other hazards, site access matters, and building permit issues, including construction of The Cromwell and the renovation of The Quad;

•	reductions in consumer discretionary spending due to economic downturns or other factors;

•	CGPH LLC’s and its subsidiaries’ ability to realize any or all of their adjustments to Adjusted EBITDAM—Pro Forma or their other projections included in this filing;

•	CGPH LLC’s and its subsidiaries’ ability to realize the benefits of development projects if not completed in the timeframes or in the manner contemplated;

•	CGPH LLC’s and its subsidiaries’ ability to retain their performers or other entertainment offerings on acceptable terms or at all;

•	litigation outcomes and judicial and governmental body actions, including gaming legislative action, referenda, regulatory disciplinary actions, fines and taxation and certain threatened litigation previously disclosed by CAC;

•	the dependence of certain of CGPH LLC’s and its subsidiaries’ properties on the success of third parties;

•	changes in the extensive governmental regulations to which CGPH LLC and its subsidiaries are subject, and changes in laws, including increased tax rates, smoking bans, gaming regulations or accounting standards, third-party relations and approvals, and decisions, disciplines and fines of courts, regulators and governmental bodies;

•	CGPH LLC’s and its subsidiaries’ or Growth Partners’ ability to access additional capital on acceptable terms or at all;

•	any impairments to goodwill, indefinite-lived intangible assets, or long-lived assets that CGPH LLC and its subsidiaries may incur;

•	acts of war or terrorist incidents, severe weather conditions, uprisings or natural disasters, including losses therefrom, including losses in revenues and damage to property, and the impact of severe weather conditions on CGPH LLC’s and its subsidiaries’ ability to attract customers to certain of their facilities;

•	fluctuations in energy prices;

•	work stoppages and other labor problems;

•	the impact, if any, of unfunded pension benefits under multi-employer pension plans;

•	CGPH LLC’s and its subsidiaries’ ability to recover on credit extended to their customers;

•	differences in CGPH LLC’s and its subsidiaries’ interests, on the one hand, and those of their sponsors, on the other;

•	damage caused to CGPH LLC’s and its subsidiaries’ brands due to the unauthorized use of their brand names by third parties;

•	the failure of Caesars Entertainment to protect the trademarks that are licensed to CGPH LLC and its subsidiaries;

•	abnormal gaming holds (“gaming hold” is the amount of money that is retained by the casino from wagers by customers);

•	CGPH LLC’s and its subsidiaries’ exposure to environmental liability, including as a result of unknown environmental contamination;

•	CGPH LLC’s and its subsidiaries’ ability to recoup costs of capital investments through higher revenues;

•	access to insurance on reasonable terms for CGPH LLC’s and its subsidiaries’ assets; and

•	the effects of compromises to CGPH LLC’s and its subsidiaries’ information systems or unauthorized access to confidential information or their customers’ personal information.

These forward-looking statements should, therefore, be considered in light of various important factors set forth above and from time to time in CAC’s filings with the SEC. Investors are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this report. CAC and CGPH LLC undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events, except as required by law.

The information set forth in this Current Report on Form 8-K, including the Exhibit 99.1 referenced herein, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CAC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished herewith:

Exhibit No.	Description

99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $675,000,000 aggregate principal amount of second-priority senior secured notes due 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ACQUISITION COMPANY

Date: April 10, 2014	By:	/s/ CRAIG J. ABRAHAMS
Name: Craig J. Abrahams
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Disclosure in connection with the distribution of the preliminary offering memorandum for $675,000,000 aggregate principal amount of second-priority senior secured notes due 2022.